UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934


                                  July 1, 2006
                                  ------------
                                 Date of Report
                        (Date of earliest event reported)


                              VERTRUE INCORPORATED
             (Exact name of registrant as specified in its charter)



     DELAWARE                         0-21527                  06-1276882
-------------------------       --------------------       ---------------------
(State of Incorporation)     (Commission File Number)       (I.R.S. Employer
                                                            Identification No.)


                                20 Glover Avenue
                           Norwalk, Connecticut 06850
                           --------------------------
                    (Address of principal executive offices,
                               including zip code)


                                 (203) 324-7635
                                 --------------
                             (Registrant's telephone
                          number, including area code)



Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[] Written communications pursuant to Rule 425 under the Securities Act
   (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
   (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
   Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
   Act (17 CFR 240.13e-4(c))


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Item 5.02. Departure of Directors or Principal Officers; Election of
Directors; Appointment of Principal Officers.

Vertrue Incorporated appointed James B. Duffy as the Chief Operating Officer effective July 1, 2006. He will continue to serve as Executive Vice President and Chief Financial Officer in addition to his new role as Chief Operating Officer. James B. Duffy, 52, has served as Executive Vice President and Chief Financial Officer of Vertrue since he joined Vertrue in 1996.


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

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                             VERTRUE INCORPORATED
                             (Registrant)


Date:  July 6, 2006
                             By:   /s/ Gary A. Johnson
                                   -----------------------------------
                                   NAME: Gary A. Johnson
                                   TITLE: President and Chief Executive Officer

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